Sale of Cybersecurity Assets	12 Months Ended
Dec. 31, 2018
Sale Of Cybersecurity Assets
Sale of Cybersecurity Assets

Note 5. Sale of Cybersecurity Assets

On March 16, 2018, the Company sold its Sentinel product line to a new entity formed by the unit’s management team for consideration of $60 and a $1,000 promissory note, convertible into a 20% equity interest of the buyer. Due to the early stage nature of the buyer’s business, the Company believes the collection of the promissory note is doubtful and therefore has determined the fair value to be zero. The Company recorded a loss on sale as follows:

Cash proceeds	$60

Less:
Assets sold	(27)
Separation payments to former management	(40)
Common stock issued to former management, at fair value	(120)

Loss on sale of cybersecurity assets	$(127)